UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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COMMONWEALTH REIT

(Name of the Registrant as Specified In Its Charter)

CORVEX MANAGEMENT LP

KEITH MEISTER

RELATED FUND MANAGEMENT, LLC

RELATED REAL ESTATE RECOVERY FUND GP-A, LLC

RELATED REAL ESTATE RECOVERY FUND GP, L.P.

RELATED REAL ESTATE RECOVERY FUND, L.P.

RRERF ACQUISITION, LLC

JEFF T. BLAU

RICHARD O’TOOLE

DAVID R. JOHNSON

JAMES CORL

EDWARD GLICKMAN

PETER LINNEMAN

JIM LOZIER

KENNETH SHEA

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The Case for Change Now at CWH Presentation to CWH Shareholders January 30, 2014

Disclaimer
The information in this presentation is based on publicly available information about CommonWealth REIT (the “Company”). This document includes certain forward-looking statements, estimates and projections prepared with respect to, among other things, general economic and market conditions, changes in management, changes in the composition of the Company’s Board of Trustees, actions of the Company and its subsidiaries or competitors, and the ability to implement business strategies and plans and pursue business opportunities.  Such forward-looking statements, estimates, and projections reflect various assumptions concerning anticipated results that are inherently subject to significant uncertainties and contingencies and have been included solely for illustrative purposes, including those risks and uncertainties detailed in the continuous disclosure and other filings of the Company, copies of which are available on the U.S. Securities and Exchange Commission website at www.sec.gov/edgar.  No representations, express or implied, are made as to the accuracy or completeness of such forward-looking statements, estimates or projections or with respect to any other materials herein.  Corvex and Related may buy, sell, cover or otherwise change the form of their investment in the Company for any reason at any time, without notice, and there can be no assurances that they will take any of the actions described in this document.  Corvex and Related disclaim any duty to provide any updates or changes to the analyses contained in this document, except as may be required by law.  Shareholders and others should conduct their own independent investigation and analysis of the Company.  Except where otherwise indicated, the information in this document speaks only as of the date set forth on the cover page.
Permission to quote third party reports in this presentation has been neither sought nor obtained.
Additional Information Regarding the Solicitation
Corvex Management LP and Related Fund Management, LLC have filed a definitive solicitation statement with the Securities and Exchange
Commission (the “SEC”) to (1) solicit consents to remove the entire board of trustees of CommonWealth REIT (the “Removal Proposal”), and (2) elect
This presentation does not constitute either an offer to sell or a solicitation of an offer to buy any interest in any fund associated with Corvex
Management LP (“Corvex”) or Related Fund Management, LLC (“Related”).  Any such offer would only be made at the time a qualified offeree receives a confidential offering memorandum and related subscription documentation.
five new trustees at a special meeting of shareholders that must be promptly called in the event that the Removal Proposal is successful. Investors and security holders are urged to read the definitive solicitation statement and other relevant documents because they contain important information regarding the solicitation. The definitive solicitation statement and all other relevant documents are available, free of charge, on the
SEC’s website at www.sec.gov.

Table of Contents
Executive Summary
Appendix
I. History of Underperformance
II. History of “Worst-In-Class” Corporate Governance
III. The Portnoys’ Reversible Governance Alterations In
Context
IV. Corvex/Related Turnaround and Governance Plan
V. Highly Qualified Nominees
VI. Valuation Update

Executive Summary
Introduction
Corvex and Related are undertaking this consent solicitation to remove the entire
Board of Trustees of CommonWealth REIT (“CommonWealth,” “CWH” or the
“Company”) after a hard-fought battle for shareholders to hold this vote, and to subsequently elect a new, truly independent Board of Trustees
The Arbitration Panel's ruling in late 2013 established a clear process to facilitate this consent solicitation
CommonWealth stands on the brink of a new phase in its history in which shareholders can choose who will manage their company, unlock substantial value, and leave behind a history as an underperforming, controlled company rife with conflicts of interest
Corvex and Related will request a record date by February 16; CommonWealth must establish the record date to be within 10 business days of the record date request; the consent solicitation must be concluded within 30 calendar days of the record date

Executive Summary
The Case for Removal:  Abysmal Performance
While the stock price plummeted 68% during 2007-2013
(1)
, annual fees paid to RMR, the
external manager wholly-owned by Barry and Adam Portnoy, increased 40%
(2)
, as the fees
are linked primarily to the size of the Company rather than to profitability for shareholders
Over the 1 year, 2 years, 3 years, 5 years, and 10 years ended February 25, 2013
(3)
, the
stock price declined -17%, -45%, -43%, -45%, and -53%, respectively
The Portnoys effectively control CWH despite owning virtually no stock, with the fees they pay themselves through RMR being their only meaningful economic interest in the Company
As a result, with no ability for shareholders to hold management accountable, we believe the
Portnoys have had nothing to fear and underperformance has thrived
CWH’s performance record is abysmal by almost any metric over any relevant time period, in our view, but all the while the Portnoys have continued with impunity to line their pockets
Shareholders can now take back CommonWealth, choose a new, truly independent Board, and unlock the substantial value trapped within the
Portnoys’ conflicted external management structure
(1) Assumes 2013 share price as of 2/25/2013, last trading day before Corvex and Related filed their initial 13-D.
(2) RMR fees paid per CWH public filings include Select Income REIT (SIR).
(3) Last trading day before Corvex and Related filed their initial 13-D.

Executive Summary
The Case for Removal:  Corporate Governance Malfeasance
Having deliberately manufactured a highly lucrative and insulated situation for themselves over 28 years, it is not surprising the Portnoys would harbor a deep commitment to retaining control
However, the actions taken over the past year to silence shareholders were unconscionable, in our view, and included, among many others, illegal bylaw amendments (later invalidated)
and a secret attempt to manipulate Maryland lawmakers into changing the Maryland
Unsolicited Takeover Act
Independent governance advisory firms such as ISS and Glass Lewis have long issued negative opinions on CWH’s governance practices and recommended against re-election of certain Trustees
Conveniently coinciding with a solicitation to allow shareholders to take back their company, the Portnoys are now trumpeting highly misleading governance alterations, that can be unilaterally reversed at any time, and shamelessly asking shareholders to believe that they have experienced an “epiphany”
We believe the Board’s actions over the past year alone, coupled with serial underperformance and atrocious corporate governance practices, warrant removal
Shareholders should not allow a few conveniently timed, reversible governance alterations to erase 28 years of poor governance, let alone the inexcusable actions of the past year

Executive Summary
What Are Shareholders Voting On?
• The consent solicitation before shareholders is not a vote on a revised set of bylaws, a charter amendment or some other apparatus of governance with which the Portnoys would like to distract shareholders, but a referendum on whether or not the individuals sitting on the current Board are fit to lead this company
• The consent solicitation also creates an opportunity to elect highly qualified new leadership  committed to good governance and unlocking the substantial value embedded in CommonWealth for shareholders

Executive Summary
A Vote on Leadership
An imperfect governance framework is only as good as those entrusted to govern
There are gaping loopholes in the Portnoys’ recent and illusory governance alterations, not the least of which is that they are all unilaterally reversible by the Board
But the obvious flaw in the governance modifications is that they require shareholders to trust the same individuals who deliberately harmed shareholder rights over the past year with actions such as:
– Passing illegal bylaw amendments to eviscerate the ability to hold any consent solicitation, a right plainly granted by the Declaration of Trust since 1986
– Secretly attempting to manipulate state lawmakers into changing the Maryland Unsolicited Takeover
Act to eliminate the right to hold this consent solicitation
– Refusing to eliminate bylaws that require 2 Trustees be employed by RMR, the manager owned 100%
by the Portnoys
In effect, the Portnoys are asking to be judged solely on the misleading modifications of the past two months, rather than their 28-year history of poor governance, not to mention the inexcusable actions of the past year
When a board deliberately harms shareholder rights through unconscionable tactics to protect their own interests, accepting flawed governance alterations while leaving the same board in place simply invites more of the same

Executive Summary
CWH Valuation Upside:  NAV of Approximately $35 Per Share
We believe removal of the conflicted and underperforming Trustees will unlock substantial value for shareholders, and estimate current NAV
(1)
to be
approximately $35 per share in such a scenario, 50% higher than the closing price on January 29, 2014
Extensive due diligence has confirmed poor property and asset management practices, validating the flaws of conflicted external management
We believe there would be substantial “low-hanging fruit” easily within the grasp of a properly incentivized management team
– While we continue to estimate 24-36 months for NOI to reach stabilization, we believe measurable progress can begin soon after installation of new management with progress reports communicated to shareholders on a regular basis
Once CWH joins the ranks of other public REITs with institutional quality management, and benefits from internalized management, operational turnaround, and improved capital allocation, we believe CWH could trade at approximately $40 per share at 12/31/15
(1) Represents estimate of private market value of all properties owned by CWH as disclosed in 9/30/13 10-Q filing, adjusted for recent asset sales reported in the media.
We believe installing a new independent Board and an effective management team will make CWH “investable” for previously untapped REIT investors in the public markets, and remove the downside risk that the current conflicted management structure will persist

Executive Summary
NAV Highlights
Estimated NAV is supported by extensive and continuing due diligence
Corvex/Related, with the assistance of Jim Lozier
(1)
, conducted independent site visits to
85% of the properties, by value, and leveraged Related’s already extensive network of market contacts with that of Mr. Lozier, the co-founder and former CEO of Archon Group
L.P., a subsidiary of Goldman Sachs with 8,500 employees at the time of Mr. Lozier’s departure in 2012
Stabilized NOI and private market cap rates are estimates based on a hyper-local, property-by-property build-up, supported by discussions with hundreds of local market participants in all of CWH’s relevant markets, including investment sales and leasing brokers, tenants, owner/operators, and property managers
Estimates of private market cap rates are further supported by a peer analysis of comparable public REITs
Top 20 assets by value represent 57% of the total portfolio, and the Top 50 assets by value represent 79%
(1) Mr. Lozier has been retained by Corvex/Related as a consultant and has been previously disclosed as a potential interim CEO.

Executive Summary
Corvex/Related’s Turnaround and Governance Plan To Maximize Value
The fair and unfettered election of a new Board consisting solely of truly independent Trustees
– After consultation with fellow shareholders, we have proposed a slate of highly qualified nominees for election to the Board at the Special Meeting to be held if the current Board is removed:  James Corl, Edward Glickman, Peter Linneman, Jim Lozier and Kenneth Shea
Best-in-Class corporate governance to finally impose accountability
– Amend existing Declaration of Trust and bylaws to conform to ISS and Glass Lewis best practices
– Eliminate the requirement that at least 2 Trustees be affiliated with RMR
– Permanently opt out of MUTA
Internalize management and align management compensation with shareholder returns
“Right the ship” with basic operating strategies not currently being employed by existing conflicted management structure
– We believe proper staffing levels and reinvestment in CWH’s existing portfolio can harvest a substantial amount of “low hanging fruit”
No poison pill - Adoption of a policy against new pills without shareholder approval
Cease all acquisition activity and dilutive capital raises until stock price exceeds its NAV
Cease all related party transactions not approved by a vote of disinterested shareholders
Corvex and Related continue to propose the following Turnaround and
Governance Plan:
While dramatically different from CWH’s existing plan, these reforms are in our view self-evident to every informed investor and will make CWH look like virtually every other member of the S&P 500

Our Nominees have the qualifications to close the valuation gap by guiding the
Company to a share price which more accurately reflects
its value and prospects

Executive Summary
Our Nominees
Each nominee brings critical perspectives and skills that will be important to CommonWealth’s future growth and success in unlocking value for shareholders
They have ready-to-implement strategic ideas designed to improve performance and are prepared to hit the ground running to oversee immediate improvements
Their collective experience includes, but is not limited to:
– Corporate strategic analysis for large real estate owner/operators
– Public REIT operations and financial reporting
– Intensive asset management and property management operations
– Leading Wall Street valuation techniques for public REITs
– Raising capital in the public markets
– Implementing best practices corporate governance
Biographies of our nominees are included in the Appendix
Our truly independent nominees are highly qualified with wide-ranging and relevant  real estate, finance and corporate governance experience

Executive Summary
Clear Case For Change
Underperformance as undisputedly poor as it is at CWH is rare
Historical governance policies as egregious as they are at CWH are rare
How often do ISS and Glass Lewis and holders of more than 70% of the outstanding shares support removal of an entire Board?
Entrenchment tactics as appalling as they are at CWH are rare
The Portnoys ignored the shareholder right to vote enshrined in the Company’s charter for 28 years, and forced us to litigate for months to have the right confirmed by the Panel
Without wholesale change, the Portnoys will retain effective control of CWH
Actions over the past year belie “turned leaf” intentions
“Perpetual Fee Streams” are a powerful incentive to maintain “Accountability Vacuum”
The case for removal could not be easier to make than it is at CWH:
For the first time since the Portnoys began erecting barriers to a free and fair consent solicitation almost one year ago, shareholders of CommonWealth now have an unobstructed path to deciding their own fate

Executive Summary
Timeline and Path
The Arbitration Panel ruling on November 18, 2013 cleared a path to an open and fair consent solicitation process
Seize the Moment: The Time to Make Real Change at CommonWealth is Now
Despite taking every action imaginable to deny shareholders a vote, the Portnoys now have no choice but to face their shareholders in a clear process established by the Panel
The Panel struck down all of the illegal bylaws passed by the current Board:
The Panel expressly prohibited any action intended to impede or frustrate the new solicitation
The Panel also declared it would remain available to resolve any issues or disputes
"There is no question that CWH's Bylaws…erect a complex wall of procedural hurdles to any consent solicitation."
- Arbitration Panel, November 18, 2013
After nearly two weeks of live testimony and reviewing hundreds of exhibits, we believe the
Panel plainly agreed with our view that the Portnoys are highly incentivized to and capable of continuing their campaign of shareholder disenfranchisement

Executive Summary
Timeline and Path (cont.)
The Panel set forth the following procedures for the new consent solicitation:
Request for a record date must be submitted by February 16, 2014
CWH must establish a record date that falls within 10 business days of the record date request
Consent solicitation must be concluded within 30 calendar days of the record date
The Company will have 5 business days to certify the results of the solicitation
If the consent solicitation to remove all the Trustees is successful, the officers of CWH must promptly call a special meeting of shareholders to elect new Trustees to the Board
The date of the special meeting must be within 10 to 60 calendar days of the date of notice of such meeting

Executive Summary
Voting Instructions
The Time to Act is Now
Please Sign, Date and Return the GOLD Consent Card Today
A Non-vote is a Vote for the Portnoys
Place your vote now to remove the entire Board of Trustees
Without complete removal, the remaining Trustees would be able to unilaterally reinstate a removed Trustee – as they did just last year – or fill vacancies on the Board without input from the true owners of the company – the shareholders
Please note that internet voting is NOT available - Shareholders must sign, date and return the GOLD Consent Card in the pre-paid return envelopes provided
If you need assistance in executing your GOLD consent card or placing your vote, please call:
– Ed McCarthy (212-493-6952) or Rick Grubaugh (212-493-6950)

Appendix
Table of Contents:
I. History of Underperformance
II. History of “Worst-In-Class” Corporate Governance
III. The Portnoys’ Reversible Governance Alterations In
Context
IV. Corvex/Related Turnaround and Governance Plan
V. Highly Qualified Nominees
VI. Valuation Update

18 I. History of Underperformance

History of Underperformance
The Fundamental Cause of Underperformance
We continue to believe that the fundamental cause of underperformance at
CWH is the absence of accountability, and more specifically the inability of shareholders to choose their own manager
Ironically, the severe conflicts in the external management structure demand rigorous accountability and superior governance, but in our view none exists
In a structure where the manager is incentivized to act without regard to shareholder interests and still avoid being terminated, severe underperformance is inevitable, as evidenced by the years of data establishing CWH underperformance
The severe conflict of interest at CWH has been well-documented: the Portnoys effectively control CWH despite owning virtually no stock
How can there be accountability when an “employee” controls its own “employer”?
RMR, a Delaware private company, is owned by Barry Portnoy and his son Adam Portnoy
All executive officers of CWH are also officers of RMR
Given these inherent and widely recognized problems, CWH and the other Portnoy REITs are among the last remaining publicly-traded externally-managed equity REITs today
As a result, RMR is held accountable by no one and, in our view, enjoys complete immunity from shareholders

History of Underperformance
By Any Metric Over Any Relevant Time Period…
In our view, there is absolutely no way to slice and dice the data in favor of the
Portnoys – their performance has been horrible
The Portnoys’ performance record at CWH is abysmal by almost any metric over any relevant time period, in our view:
Stock price
performance
-17%, -45%, -43%, -45%, and -53% CWH stock price decline over the 1 year, 2 years, 3 years, 5 years, and 10 years ended 2/25/13, respectively
(1)
Valuation
Unaffected valuation approximately 35% below peers
(2)
on an unlevered cap rate basis
(3)
54%, 47%, and 46% discount to peers on a price / forward FFO multiple basis for 1 year, 3 years, and 5 years, respectively
(1)
Cost structure
6%, 10%, 8%, and 9% below its peers
(2)
on an NOI margin basis for YTD 9/30/2013, YTD
9/30/2012, 2011, and 2010, respectively
(1)
Acquisitions and
return on investment
$2.9 billion of net acquisitions and CapEx since 2007 (over 2x CWH’s market cap
(3)
), while CWH
book value per share is essentially flat
CAD / share growth
-23% cash available for distribution per share (CAD / share) growth from 2010 to 2012, the worst performance of its peers
(1)
Data calculated through February 25, 2013, the day prior to Related and Corvex’s first public filing.
(2)
Select peers include Piedmont Office Realty (PDM), Highwoods Properties (HIW), Cousins Properties (CUZ), Brandywine Realty (BDN), and Parkway Properties
(PKY). Excludes Mack-Cali (CLI), approximately 80% of whose office markets are either in secular decline or experiencing significant distress. CLI is also in the process of transitioning into the multi-family sector, creating uncertainty with respect to its public market valuation. Peers for NOI margin analysis exclude PDM due to lack of sufficient disclosure.
(3)
Based on a closing price of $15.85 on February 25, 2013, the day prior to Corvex and Related’s first public filing.
Source: Company filings and FactSet

($ in millions, except per share values and TEV / sq. ft.)
Enterprise Implied G&A /
2/25/2013 Equity value nominal TEV / equity Net debt / P / FFO TEV / EBITDA Div
Ticker Company price mkt cap (TEV) cap rate Sq. Ft. mkt cap TEV 2013E 2014E 2013E 2014E yield
CWH CommonWealth REIT $15.85 $1,338 $4,914 10.7% $105 3.9% 76% 5.4x 5.5x 12.0x 12.3x 6.3%
HIW Highwoods Properties, Inc. $35.35 $2,983 $4,999 6.6% $144 1.3% 40% 13.1x 12.7x 15.6x 14.8x 4.8%
BDN Brandywine Realty Trust $12.96 $1,885 $4,689 7.1% $176 1.3% 58% 9.0x 8.6x 14.1x 13.8x 4.6%
PDM Piedmont Office Realty Trust, Inc $19.66 $3,294 $4,699 8.7% $229 1.5% 30% 14.0x 13.5x 15.8x 15.1x 4.1%
PKY Parkway Properties, Inc. $16.39 $920 $2,096 6.0% $177 2.3% 37% 13.3x 12.4x 14.2x 13.7x 2.7%
CUZ Cousins Properties Incorporated $9.38 $977 $1,586 7.0% $134 2.4% 26% 18.2x 16.6x 18.9x 17.3x 1.9%
High $3,294 $4,999 8.7% $229 2.4% 58% 18.2x 16.6x 18.9x 17.3x 4.8%
Mean 2,012 3,613 7.1% 172 1.8% 38% 13.5x 12.8x 15.7x 14.9x 3.6%
Median 1,885 4,689 7.0% 176 1.5% 37% 13.3x 12.7x 15.6x 14.8x 4.1%
Low 920 1,586 6.0% 134 1.3% 26% 9.0x 8.6x 14.1x 13.7x 1.9%

History of Underperformance
Valuation Discount
CWH has historically traded at a significant discount to its peers on all key measures
(1)
Note: Share price and estimates updated as of 2/25/2013, the day before Related and Corvex's 13-D filing. Financial information as of Q4 2012.
Implied nominal cap rate is calculated as GAAP LTM NOI / TEV.
Peer set excludes Mack-Cali (CLI), 80% of whose office markets are either in secular decline or experiencing significant distress. CLI is also in the process of transitioning into the multi-family sector, creating uncertainty with respect to its public market valuation.
(1) CWH implied cap rate based on CWH stand-alone TEV of $4,914 million and Related and Corvex estimates of comparable, stabilized  NOI of $528 million
Source: Company filings and FactSet
As a point of reference, CWH traded approximately 35% below peers on an unlevered cap rate basis on February 25, 2013, the day before Related and Corvex’s initial 13-D filing

History of Underperformance
RMR Fees vs. CWH Shareholder Returns
(1) RMR fees paid per CWH public filings include SIR.
(2) Annualized YTD 9/30/2013 RMR fees include Q3 RMR fees paid by SIR to make the figure comparable to historically disclosed figures.
(3) Share price and market capitalization figures are as of 2/25/2013, the day prior to Related and Corvex’s initial 13-D filing.
(2)
RMR extracted approximately 36% of CWH’s unaffected market capitalization
(3)
during 2007 - 2013, as CWH share price continued to plummet
(2)
2007 2008 2009 2010 2011 2012
Annualized
2013
2007- 2013
Cumulative
Fees Paid Out to RMR
(1)
$59.7 $63.2 $62.6 $62.2 $69.5 $77.3 $83.5 $478.0
RMR Fees % Growth -- 5.9% (0.9%) (0.6%) 11.7% 11.2% 8.0% 39.8%
RMR Fees as % of:
CWH Market Cap
(3)
4.5% 4.7% 4.7% 4.6% 5.2% 5.8% 6.2% 35.7%
CWH Market Cap, Cumulative 4.5% 9.2% 13.9% 18.5% 23.7% 29.5% 35.7% 35.7%
CWH Cumulative Stock Price Return (37.4%) (74.7%) (46.0%) (48.4%) (66.3%) (67.9%) (67.9%) (67.9%)

CWH Monthly Stock Price
Cumulative Fees Paid Out to RMR

RELATED CORVEX

History of Underperformance
RMR Fees vs. CWH Shareholder Returns (cont’d)
(1) 2007 to 2013 RMR cumulative fee growth % is based on annualized YTD 9/30/2013 fees.
(2) Stock price monthly through February 25, 2013, the day prior to Related and Corvex’s first public filing.
(3) Includes Q3 2013 RMR fees paid by SIR in order to make the figure comparable to previously reported figures.
Sources: Company filings, SNL
(2)
(3)
Fees paid to RMR climbed 40% from 2007 to 2013
(1)
, while the share price
declined 68%
(2)
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$10.00
$15.00
$20.00
$25.00
$30.00
$35.00
$40.00
$45.00
$50.00
$55.00
1/31/2007 1/31/2008 1/31/2009 1/31/2010 1/31/2011 1/31/2012 1/31/2013
CWH stock price Cumulative fees paid out to RMR

History of Underperformance
Total Returns – 1 year
CWH has underperformed its peers over the 1 year ending 2/25/2013
(1)
HIW: 15.5%
PDM: 15.3%
CWH: (9.4%)
PKY: 65.5%
CUZ: 28.2%
BDN: 25.2%
RMZ: 10.6%
Note: Total returns include dividends
(1) The last trading the day prior to Related and Corvex’s first public filing.
Source: SNL
(25.0%)
0.0%
25.0%
50.0%
75.0%
2/24/2012 4/9/2012 5/25/2012 7/10/2012 8/25/2012 10/10/2012 11/25/2012 1/10/2013 2/25/2013
PKY BDN HIW PDM CUZ CWH RMZ
1 year 3 year
PKY 65.5% 6.9%
BDN 25.2% 35.8%
HIW 15.5% 42.1%
PDM 15.3% 39.1%
CUZ 28.2% 42.5%
Average 30.0% 33.3%
RMZ 10.6% 52.5%
CWH (9.4%) (26.6%)
: CWH - Avg. 39.3% 59.9%

History of Underperformance
Total Returns – 3 years
CWH has underperformed its peers over the last 3 years ending 2/25/2013
(1)
Note: Total returns include dividends
(1) The last trading the day prior to Related and Corvex’s first public filing.
Source: SNL
PKY BDN HIW PDM CUZ CWH RMZ
(60.0%)
(40.0%)
(20.0%)
0.0%
20.0%
40.0%
60.0%
80.0%
2/25/2010 7/12/2010 11/26/2010 4/12/2011 8/27/2011 1/11/2012 5/27/2012 10/11/2012 2/25/2013
HIW: 42.1%
PDM: 39.1%
CWH: (26.6%)
PKY: 6.9%
CUZ: 42.5%
BDN: 35.8%
RMZ: 52.5%
1 year 3 year
PKY 65.5% 6.9%
BDN 25.2% 35.8%
HIW 15.5% 42.1%
PDM 15.3% 39.1%
CUZ 28.2% 42.5%
Average 30.0% 33.3%
RMZ 10.6% 52.5%
CWH (9.4%) (26.6%)
: CWH - Avg. 39.3% 59.9%

History of Underperformance
FFO Multiples
CWH traded at the lowest price to FFO multiple of its peers prior to our 13-D filing
Source: Factset
0.0x
5.0x
10.0x
15.0x
20.0x
25.0x
30.0x
2/25/2008 10/10/2008 5/26/2009 1/10/2010 8/26/2010 4/11/2011 11/26/2011 7/11/2012 2/25/2013
PKY BDN HIW PDM CUZ CWH
PDM: 14.0x
CWH: 5.4x
HIW: 13.1x
CUZ: 18.2x
BDN: 9.0x
PKY: 13.3x
1 year 3 year 5 year
PKY 5.8x 5.2x 5.5x
BDN 8.6x 7.5x 6.3x
HIW 12.9x 12.7x 12.1x
PDM 11.2x 11.3x N/A
CUZ 15.5x 16.2x 16.2x
Average 10.8x 10.6x 10.0x
CWH 5.0x 5.6x 5.4x
: CWH - Avg. (54.2%) (46.6%) (45.8%)

History of Underperformance
Operating Performance
Value
accruing to
RMR, not
shareholders
Key financial metrics deteriorate, while fees paid to RMR continue to climb
(1) YTD 9/30/2013 figures include SIR. Growth rates based on YTD 9/30/2012. Excludes 2013 share price performance due to the share price impact of the 13-D filing.
(2) Share price performance assumes stock is held since January 1st of the specified year through February 25th, 2013.
Source: Company filings and SNL
($ in millions)
For the Fiscal Year Ending December 31, YTD
2010 2011 2012 9/30/2013
(1)
Share Price Performance (if held since)
(2)
(38.2%) (39.0%) (6.9%) N/A
SF Owned per Share (% growth) (15.9%) (5.2%) (0.6%) (32.7%)
NOI per Share (% growth) (19.1%) (4.2%) 16.1% (28.0%)
EBITDA per Share (% growth) (22.1%) (4.7%) (27.2%) (20.1%)
FFO per Share (% growth) (13.8%) (9.9%) 0.0% (19.1%)
CAD per Share (% growth) (23.7%) (27.7%) (17.3%) (15.6%)
Fees Paid to RMR $62.2 $69.5 $77.3 $62.6
% growth (0.6%) 11.7% 11.2% 10.6%

Same store rental growth

Same store NOI growth

Same store NOI margin

RELATED CORVEX

History of Underperformance
Same Store Underperformance
CWH underperforms its peers on a same store basis
Note: Analysis excludes PDM, which does not disclose same store rent. Average does not include CWH.
1) CUZ figures represent consolidated portfolio.
Source: Company filings
9 months ended 9/30/2013 rent growth (1) 9 months ended 9/30/2013 NOI growth (1) 9 months ended 9/30/2013 NOI margin (1)
4.5%
2.7%
1.3%
(0.4%)
(0.6%)
(1.0%)
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
CUZ BDN HIW CWH PKY
Avg.: 2.0%
CWH trails its core office REIT peers by 234 bps and 359 bps on same store rental growth and
NOI growth, respectively
We believe YTD 2013 results below overstate CWH’s performance, as the Company has placed 112 buildings (47 properties) into discontinuing operations beginning in Q4 2012
Despite its greater scale, CWH’s cost structure results in the lowest same store NOI margins of its peers
CWH’s total rental and NOI growth is dependent upon its outsized acquisition activity
5.1%
3.3%
(0.4%)
(2.3%)
(3.0%)
(4.0%)
(3.0%)
(2.0%)
(1.0%)
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
CUZ BDN HIW CWH PKY
Avg.: 1.3%
71.2%
65.7%
59.6%
58.1%
56.4%
50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
BDN HIW PKY CUZ CWH
Avg.: 62.2%
As a result, we also show on the following pages, results from 2010 through
9/30/2012

Same store rental growth

Same store rental growth

Same store rental margin

Same store rental growth

Same store rental growth

Same store rental margin

Same store rental growth

Same store rental growth

Same store rental margin

RELATED CORVEX

History of Underperformance
Same Store Underperformance (cont’d)
CWH has consistently underperformed its peers on a same store basis historically
Note: Analysis excludes PDM, which does not disclose same store rent. CUZ data represents office portfolio only.
(1) CommonWealth excluded 97 underperforming buildings as discontinued properties in its same store financials ending 12/31/2012. 9 months ended 9/30/2012 is shown as a more representative reflection of company performance. Excludes SIR figures.
(2) Includes revenue and NOI from SIR due to the public data insufficiency.
Source: Company filings
2011 rent growth (2) 2011 NOI growth (2) 2011 NOI margin (2)
9 months ended 9/30/2012 rent growth (1) 9 months ended 9/30/2012 NOI growth (1) 9 months ended 9/30/2012 NOI margin (1)
2010 rent growth (2) 2010 NOI growth (2) 2010 NOI margin (2)
6.5%
3.3% 3.3%
2.7%
0.1%
PKY CUZ HIW BDN CWH
Avg.: 4.0%
2.8%
2.2%
0.9% 0.8%
(1.1%)
(2.0%)
(1.0%)
0.0%
1.0%
2.0%
3.0%
PKY HIW CUZ BDN CWH
Avg
.:
1.7%
3.2%
0.3%
(2.8%)
(3.5%)
(5.2%)
(6.0%)
CUZ HIW BDN CWH PKY
Avg.: (1.1%)
68.4%
66.6%
59.7%
55.7%
54.3%
50.0%
55.0%
60.0%
65.0%
70.0%
BDN HIW CUZ PKY CWH
Avg.: 62.6%
70.5%
67.7%
60.0% 59.8%
54.3%
BDN HIW CUZ PKY CWH
Avg.: 64.5%
0.4%
(1.6%)
(2.6%)
(3.0%)
(3.7%)
(4.0%)
(3.0%)
(2.0%)
(1.0%)
0.0%
1.0%
CUZ CWH BDN HIW PKY
Avg.: (2.2%)
4.9%
0.0%
(0.9%)
(3.1%)
(4.3%)
(6.0%)
(4.0%)
(2.0%)
0.0%
2.0%
4.0%
6.0%
CUZ HIW PKY BDN CWH
Avg.: (0.2%)
69.5%
67.3%
57.9%
55.9%
53.6%
50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
BDN HIW CUZ CWH PKY
Avg.: 62.1%
4.0%
(0.9%)
(3.7%)
(6.2%)
(8.5%)
(10.0%)
CUZ HIW BDN PKY CWH
Avg.: (1.7%)
0.0%
2.0%
4.0%
6.0%
8.0%
(4.0%)
(2.0%)
0.0%
2.0%
4.0%
(5.0%)
0.0%
5.0%
55.0%
60.0%
65.0%
70.0%
50.0%
75.0%

History of Underperformance
Acquisition Activity
CWH has grown primarily through asset acquisitions, which we believe benefits RMR – and therefore the Portnoys personally – but not shareholders
(1) Market cap as of 2/25/2013, the day prior to Related and Corvex’s initial 13-D filing.
(2) In Q3 2013, CUZ acquired Greenway Plaza, a 10-building, 4.3 million square foot office complex in Houston, Texas, and 777 Main, a 980,000 square foot Class A office building in the central business district of Fort Worth, Texas. The aggregate purchase price for the acquisition was $1.1 billion, before other closing costs.
(3) Includes net sale proceeds from consolidated joint venture.
(4) Weighted by market cap.
(5) YTD 9/30/2013 not comparable due to deconsolidation of SIR during 2013.
Source: Company filings and Factset
(5)
CWH spent $2.9 billion on acquisitions during 2007 – YTD 9/30/2013, even as the stock has underperformed, but book value per share remains flat, suggesting minimal return on investment
RMR’s fee income has grown due to being linked primarily to the size of the company
Its peers acquired assets at approximately one-fifth of CWH’s rate over the same period
PKY has also been acquisitive, but is internally managed and has made accretive capital allocation decisions, leading to 42% stock price appreciation from 2011 to 2012
Net acquistions / CapEx as % of Market Cap
(1)
2007 2008 2009 2010 2011 2012 YTD 9/30/2013 Cumulative
Parkway Properties Inc. (PKY) 5.4% 22.4% 1.9% 7.4% 36.2% 64.2% 17.1% 154.6%
Highwoods Properties Inc. (HIW) 4.8% 4.7% 2.1% 3.0% 5.5% 8.1% 13.1% 41.2%
Cousins Properties Inc. (CUZ)
(2) 25.2% 11.7% 4.3% (7.0%) 3.9% (17.2%) 136.2% 157.1%
Piedmont Office Realty Trust Inc. (PDM)
(3) 1.4% 3.7% 1.1% 1.9% (2.3%) 0.4% 6.1% 12.4%
Brandywine Realty Trust (BDN) (6.2%) (11.9%) 5.6% 9.6% 0.8% 0.3% (2.7%) (4.3%)
Average
(4) 3.7% 3.6% 2.6% 3.3% 4.7% 6.8% 20.2% 44.9%
CWH 31.0% 6.1% 33.5% 27.6% 45.2% 56.3% 14.7% 214.3%
Net Acquisitions and CapEx $419 $83 $453 $369 $604 $753 $197 $2,878
CWH share price $30.92 $13.48 $25.88 $25.76 $16.64 $15.84 $15.85
Book value per share 36.11 34.68 35.66 37.53 33.24 36.82 N/A
CWH price / FFO multiple 6.8x 3.1x 6.0x 6.9x 4.9x 4.7x 5.4x

Ownership
(% of shares outstanding)

RELATED
CORVEX

History of Underperformance
Management and Board Ownership
CWH Trustees and senior management have no meaningful ownership of CWH shares
CWH’s insiders currently hold a 0.34% stake in the company
The ownership level is approximately one-tenth the insider ownership of the comp set
We believe management is not aligned with shareholders
Peer Director and Executive Officer Ownership
(1) Average does not include CWH
Source: Company filings, CWH holdings per proxy filed 01/29/2014, SNL
CWH Insider Holdings
Position % of S/O
Trustees and Executive Officers:
Barry M. Portnoy 246,200 0.21%
Adam D. Portnoy 48,099 0.04%
John C. Popeo  41,000 0.03%
David M. Lepore 33,750 0.03%
Frederick N. Zeytoonjian 12,967 0.01%
William A. Lamkin 10,812 0.01%
Joseph L. Morea 4,000 0.00%
Ronald J. Artinian 3,000 0.00%
Ann Logan 2,000 0.00%
Total CWH Trustee and Executive Officer
Ownership
401,828 0.34%
5.4%
4.4%
2.1%
1.5%
0.5%
0.3%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
CUZ PKY HIW BDN PDM CWH
Avg. (1): 2.8%

32 II. History of “Worst-In-Class” Corporate Governance

History of “Worst-In-Class” Corporate Governance
The Portnoys’ Actions Speak Louder Than Our Words Ever Could
Imposed illegal bylaw amendments to prevent any consent solicitation, a right plainly granted by the Declaration of Trust since 1986
Secretly attempted to manipulate state lawmakers into changing the Maryland Unsolicited
Takeover Act via an 11
th
hour amendment to eliminate the right to hold this consent
solicitation
Effected a massively dilutive equity offering priced at less than 50% of book value, increasing share count by 41%
Opted into a provision of the Maryland Unsolicited Takeover Act in a misleading attempt, later declared invalid, to try to eliminate the right to remove Trustees without cause
Reinstated Trustee Joseph Morea after a nearly 4-1 vote against his re-election at the 2013 annual meeting, and charged him with spearheading corporate governance
Spent nearly $30 million of shareholders’ money on a year-long litigation process in a brazen campaign to systematically disenfranchise shareholders
Should two months of reversible governance alterations erase the inexcusable actions of this Board or 28 years of poor governance and performance?
The Portnoys’ unconscionable actions over the past year say more about  their intentions than their promises ever will
Over the past year, the Board deliberately:

History of “Worst-In-Class” Corporate Governance
Independent Parties Agreed With Us
ISS has issued highly critical reviews of CWH’s corporate governance policies
In 2013 CWH received the worst possible score, a 10, for Shareholder Rights
A score of 1 indicates lower governance risk while a 10 indicates higher governance risk
ISS and Glass Lewis already supported removing the entire board in June 2013
– ISS report, June 13, 2013
its owners.” – Glass Lewis report, June 17, 2013
The Arbitration Panel struck down the illegal bylaws that stripped shareholders of their right to vote through a consent solicitation
“There is no question that CWH’s Bylaws…erect a complex wall of procedural hurdles  to any consent solicitation.” – Arbitration Panel, November 18, 2013
Consistently poor corporate governance has not gone unnoticed by independent, highly-respected parties
ISS annual reports consistently reported Shareholder Rights were of “High Concern”
“Perhaps most importantly, however, the history of this company under the current Board and  external  management  team  strongly  suggests  the  risk  of  doing  nothing  is significantly greater than any risk from removing the entire Board at once.”
“In lieu of further subjugation of shareholder rights, we believe the Dissident’s consent solicitation offers the much more attractive prospect of meaningful change for CWH and

History of “Worst-In-Class” Corporate Governance
Widespread Disapproval of the Portnoys’ Governance
Over the years, prominent and diverse parties have stood up against the
Portnoys, the conflicted management structures at their various entities, and their actions against shareholder rights
How can such a diverse group all be wrong about the Portnoys and their true intentions?
Delaware County Employees Retirement Fund has sued the Trustees of CWH twice in the last year regarding breach of fiduciary duty and improper use of shareholder funds to defend the Portnoys in litigation
Six pension funds (CalPERS, CalSTRS, Public Employees’ Retirement Association of Colorado, Florida State
Board of Administration, North Carolina Retirement Systems and Ohio Public Employees Retirement System)
have urged Hospitality Properties Trust, another RMR-managed REIT, to de-classify its Board
– CalPERS has pushed for the annual election of all trustees every year from 2009-2013
Green Street Advisors, the preeminent independent investment research company focused on REITs, issued a report on March 1, 2013 on the RMR-controlled REITs and labeled them “Uninvestable”
Perry Corp., a 5+ percent holder of the shares of CWH, publicly called for the Board to be replaced in its entirety in a letter dated April 30, 2013
In 2008, Locksmith Capital Management sought to allow shareholders to elect two independent nominees to the Board of TravelCenters of America, a Portnoy-managed public company, and vote to declassify the
Board, noting at the time: “Instead of allowing shareholders an opportunity to vote for our nominees and shareholder proposals, they invoked meaningless technicalities in order to create a Soviet style election and entrench the current Board of Directors. This Board has no shame.”
Council of Institutional Investors, a leading voice for effective corporate governance and strong shareowner rights has consistently expressed concern regarding CWH and other Portnoy REITs

History of “Worst-In-Class” Corporate Governance
The Arbitration Panel Has Spoken
The Arbitration Panel ruling on November 18, 2013, cleared a path to a free and fair consent solicitation process
After nearly two weeks of live testimony and reviewing hundreds of exhibits, we believe the Panel plainly agreed with our view that the Portnoys are highly incentivized and capable of continuing their campaign of shareholder disenfranchisement
The Panel struck down illegal bylaws passed by the current Board
The Panel expressly prohibited any action intended to impede or frustrate the new solicitation
The Panel declared it would remain available to resolve any issues or disputes
The Panel ruled that Corvex/Related had satisfied onerous “red tape” bylaw requirements
The Panel determined that opting into Section 3-803 of the Maryland Unsolicited Takeovers
Act (“MUTA”) does not revoke the right of shareholders to remove Trustees without cause, as misleadingly claimed by the Portnoys
Ruling
INVALID AS A MATTER OF LAW
INVALID AS A MATTER OF LAW
INVALID AS A MATTER OF LAW
INVALID AS A MATTER OF LAW
INVALID AS A MATTER OF LAW
Contested Bylaws
3%/3yr holding requirement to request a record date
All shares must be held in certificated form to request a
record date
30 day period to respond to a record date request
60 day period to set a record date
90 day period to certify the results of the consent solicitation

“The deal world remained muted this year in terms of big transactions and activity.
…Despite the relative doldrums, there were still some highlights and lowlights. Here are some of them…
The father and son duo who head CommonWealth — Barry and Adam Portnoy — and
CommonWealth’s counsel at Skadden Arps showed little regard for shareholder rights, doing everything in their power to prevent Corvex Management and the Related
Companies from removing the Portnoys. The Portnoys banked on CommonWealth’s unique requirement that shareholders arbitrate all disputes with the company to stymie the two hedge funds. It didn’t work, and the arbitration panel ruled against
CommonWealth, clearing the way for the funds to begin a campaign to unseat them.
The Portnoys receive an F.”

History of “Worst-In-Class” Corporate Governance
“The Portnoys Receive an F” – New York Times
“Despite Doldrums in Deal Activity, A Few Highlights This Year,” New York Times,
December 17, 2013

38 III. The Portnoys’ Reversible Governance Alterations In Context

The Portnoys’ Reversible Governance Alterations In Context
The Portnoys' Governance Alterations Are Illusory
The Portnoys’ “Check-the-Box” governance alterations create the illusion of reform, but bring zero incremental accountability and therefore offer no guaranteed ability for shareholders to choose who runs their company
When a board deliberately harms shareholder rights through unconscionable tactics to protect their own interests, accepting flawed governance alterations while leaving the same board in place simply invites more of the same
All of the Portnoys' alterations are ineffective, and most importantly all are unilaterally reversible through the extraordinary powers of the Portnoys and their hand-picked Trustees:
– Require two RMR employees to always be on the Board, even though RMR owns no equity in CWH and in our opinion has incentives diametrically opposed to those of shareholders
– Unilaterally amend the bylaws (while shareholders cannot) to effectively cripple shareholder action
– Unilaterally stagger the Board under MUTA, without shareholder approval
– Reinstate hand-picked Trustees who fail to be re-elected by shareholders
Further, there is no way to repeal the "Silent Bylaw”:  Shareholders must spend exorbitant sums in litigation to strike down illegal, unilaterally-passed bylaw amendments simply to exercise their fundamental right to vote
But the fatal flaw in the alterations is that they require shareholders to trust the same individuals who deliberately harmed shareholder rights over the past year with actions that we believe suggest total disdain for shareholder rights

The Portnoys’ Reversible Governance Alterations In Context
Why It’s All Smoke and Mirrors
After the countless tactics employed over the past year, would the Portnoys really now implement meaningful corporate governance enhancements and subject themselves to true accountability knowing full well they have severely underperformed for years? Would they really put at risk their invaluable
“Perpetual Fee Stream”?
How can the Portnoys possibly justify reappointing Joseph Morea to the Board after he received the vote of only 14% of the outstanding shares and how can he be in charge of “spearheading” purported governance reforms?
What impact might losing the consent solicitation have on the Portnoys’ other, much larger and more lucrative externally managed REITs?
Did the Portnoys purposefully enact only reversible governance changes just to win votes from some shareholders and remain in power with zero real improvement in corporate governance or accountability?
On the following pages, we review and highlight the flaws of the Portnoys’
“Check-the-Box” governance alterations from December 26, 2013
Questions shareholders should ask themselves while conducting such a review
Until CommonWealth’s long-suffering shareholders have the unambiguous ability to choose who manages their company, history will repeat itself, as the Portnoys delay their day of judgment through an illusory game of governance restructuring and legal maneuvering, all the while paying themselves huge fees for underperformance

The Portnoys’ Reversible Governance Alterations In Context
Why It’s All Smoke and Mirrors
Reality
Annual Elections
• Bylaws still require two Managing Trustees to be
employees of  RMR, making the promise of having
2/3 of the Board up for annual elections in 2015
highly misleading
• We publicly asked the Board to clarify this
obvious contradiction but they have refused
to respond
• Section 3-803 of the Maryland Unsolicited Takeover
Act allows Portnoys to unilaterally re-classify CWH
Board at any time regardless of contrary provisions
in governing documents, without a shareholder vote
• CWH has not permanently opted out of
Section 3-803
• Charter amendment to de-classify Board requires a
vote of holders of 75% of outstanding shares at
2014 annual meeting
• Last year’s quorum was only 67%
• Can shareholders expect the Portnoys and
CWH to “rock the vote” at the 2014 meeting
to de-classify Board, or could they allow the
proposal to languish?
Portnoys’ Window Dressing
Propose declassification of Board at the 2014
annual meeting

The Portnoys’ Reversible Governance Alterations In Context
Why It’s All Smoke and Mirrors
Reality Portnoys’ Window Dressing
Board Composition
• The Board that appointed the two new
“independent” Trustees is the same one that
has unconditionally supported the Portnoys
and re-appointed Joe Morea after he was voted
out of office at the 2013 annual meeting
• Why would the new Trustees be any more
“independent” than Joe Morea, William Lamkin
and Frederick Zeytoonjian?
• Are shareholders expected to believe
that this time it is different because the
new appointees were found by a
headhunter hired by CWH?
• Neither of the two new “independent” Trustees
will be up for election at the 2014 annual
meeting – they were conveniently added to the
classes up for election in 2015 and 2016
• In fact, Mr. Morea himself also will not be up for
election in 2014 – shareholders cannot hold
him accountable until 2016
• Size of the Board to be increased
such that the ratio of Independent
Trustees compared to total Trustees
will increase from the current 71% to
at least 75%
• Added Ronald J. Artinian and Ann
Logan as “independent” Trustees
• Lead Independent Trustee will be
designated after appointment of
another Trustee. Expected after 2014
annual meeting
• Added share ownership guidelines

The Portnoys’ Reversible Governance Alterations In Context
Why It’s All Smoke and Mirrors
Reality Portnoys’ Window Dressing
Red Tape Bylaws
Bylaws amended to have a seemingly less
offensive process of director nominations at
annual meeting
• Red Tape Bylaws can be amended at any time by the
Board without shareholder approval, as they were last
year to prevent ability to hold a consent solicitation; in
fact, shareholders don’t have the right to amend or
modify bylaws at all
• Shareholders are expected to assume that Bylaws will
not be again amended whenever convenient to the
Portnoys
•
• In fact, the Portnoys have proven that they will use the
Red Tape bylaws – even the most innocuous ones – to
silence shareholders
Nothing stops Board from re-inserting the 3%/3-
year bylaw for Trustee nominations before the
2015 annual meeting
• In fact, Select Income REIT (“SIR”)–another RMR-
managed REIT 44% of whose shares are owned by
CWH – re-inserted an arbitration clause in its
bylaws within months after clearing SEC
comments and going public (SEC had challenged
the clause during SIR’s IPO process)
• We had to prove to the Portnoys in arbitration that
our  record date request had been sent via
registered mail return receipt requested (which it
was, in addition to e-mail, hand delivery and
FedEx), in order to be counted as a “valid” request

The Portnoys’ Reversible Governance Alterations In Context
Why It’s All Smoke and Mirrors
Reality Portnoys’ Window Dressing
Poison Pill
• Company will continue to have a poison pill
built into its charter and bylaws that prohibit
stock acquisitions over 9.8 percent
• Still no response to our letter request for
a waiver despite resolution of disputes
by the Arbitration Panel
• As “look through” entities for tax
purposes, REIT status concerns
regarding the 9.8% limitation are not an
issue with respect to Corvex and
Related
• Company can always unilaterally add back in
the “dead hand” provisions or implement a new
poison pill overnight without shareholder
approval
• Expiration of poison pill to be
accelerated from October 17, 2014 to
a date soon after resolution of the
pending disputes with Corvex/Related
• “Dead-hand” provisions eliminated

The Portnoys’ Reversible Governance Alterations In Context
Why It’s All Smoke and Mirrors
Reality Portnoys’ Window Dressing
RMR Management Agreement
(1) Adjusted for reverse stock splits.
• CWH still externally advised by a conflicted outside
party not subject to accountability by CWH’s
shareholders and that owns virtually no stock in CWH
• Continues to primarily incentivize RMR to grow assets
at the expense of shareholders when the company
resumes its history of serial equity issuance
• During 2003-13, CWH issued 88.5 million
shares (1) or ~$2.5 billion of equity, averaging
9.1 million shares/yr or 11.1 million/yr,
excluding the financial crisis years of 2008-09
• Incentive Fee benchmarks subject to change as the
RMR contract is negotiated by the Board with
assistance from RMR and without independent outside
advisors
• Stock component is not meaningful
• Beginning in 2014, base business
management fee to be based on the
lower of: (i) gross historical cost of real
estate assets or (ii) CWH’s total market
capitalization
• 10% of base business management fees
will be paid in stock
• Annual incentive fees will be based upon
total returns realized by shareholders
(i.e., appreciation plus dividends) in
excess of benchmark

The Portnoys’ Reversible Governance Alterations In Context
The Portnoys' True Intentions Revealed
On January 21, 2014, we sent the Board a public letter, providing them an opportunity to address the gaping loopholes in their governance alterations and commit to permanent, true governance reform
The Board’s response?  Silence.
Coupled with the unconscionable actions taken over the last year, what else do you need to know?
We asked if the Portnoy Board will:
– Eliminate the requirement that at least 2 Trustees be affiliated with RMR?
– Amend the charter to ensure that the Board cannot opt back into Section 3-803 of the Maryland
General Corporation Law which allows them to unilaterally re-stagger the Board?
– Amend governance documents to commit that if Barry Portnoy is not elected as a Trustee at the 2014
Annual Meeting, he cannot be unilaterally reinstated as Joseph Morea was after receiving the vote of only 14% of the outstanding shares?
– Amend the charter and bylaws to ensure the new provisions that make the annual meeting and nomination process less offensive reversible only with a shareholder vote?
– Amend the charter and bylaws to replicate the Arbitration Panel’s procedural guidelines for any future consent solicitation?
– Post online the entire un-redacted transcript of the October 2013 hearing before the Arbitration Panel so that shareholders can understand management’s testimony about, among other things, their fiduciary duties to RMR vs. shareholders and how the RMR contract is “negotiated” every year?
– Work with Corvex/Related and the Arbitration Panel to implement obvious solutions that address the
Board’s professed concerns regarding the transition to a new Board?

The Portnoys’ Reversible Governance Alterations In Context
The Portnoys’ Actions Explained
RMR’s business model, in our view, is founded on creating and preserving the conflict of interest at its externally managed REITs in order to manufacture “Perpetual Fee Streams”, regardless of the impact on CWH’s share price
We believe the Portnoys view control of CWH as binary – either they have dominant control over the fee stream built over 28 years, or they do not
In our opinion, the profits from RMR’s “Perpetual Fee Streams” could be valued at ~20x cash flow (but for the ability of the Board to terminate RMR management contracts), given the highly recurring and practically infinite, growing nature of the cash flow streams under the protection of the “Accountability Vacuum”
We believe the staggering value of “Perpetual Fee Streams” are a powerful motivator for dodging accountability, leading the Portnoys to always choose
“Check-The-Box” governance revisions over real reform
We believe the Portnoys harbor an extraordinarily deep commitment to protecting their “Perpetual Fee Streams” and will attempt to mislead shareholders with “Check-the-Box” reform rather than true accountability

48 IV. Corvex/Related’s Turnaround and Governance Plan

Corvex/Related’s Turnaround and Governance Plan
Corvex/Related’s Plan To Maximize Value
The fair and unfettered election of a new Board consisting solely of truly independent Trustees
– After consultation with fellow shareholders, we have proposed a slate of highly qualified nominees for election to the Board at the Special Meeting:  James Corl, Edward Glickman,
Peter Linneman, Jim Lozier, and Kenneth Shea
Best-in-Class corporate governance to finally impose accountability
– Amend existing Declaration of Trust and bylaws to conform to ISS and Glass Lewis best practices
– Eliminate the requirement that at least 2 Trustees be affiliated with RMR
– Permanently opt out of MUTA
Internalize management and align management compensation with shareholder returns
“Right the ship” with basic operating strategies not currently being employed by existing conflicted management structure
– We believe proper staffing levels and reinvestment in CWH’s existing portfolio can harvest a substantial amount of “low hanging fruit”
No poison pill - Adoption of a policy against new pills without shareholder approval
Cease all acquisition activity and dilutive capital raises until stock price exceeds its NAV
Cease all related party transactions not approved by a vote of disinterested shareholders
Corvex and Related continue to propose the following Turnaround and
Governance Plan:
While dramatically different from CWH’s existing plan, these reforms are in our view self-evident to every informed investor and will make CWH look like virtually every other member of the S&P 500

Corvex/Related’s Turnaround and Governance Plan
A Simple Blueprint for Change
CommonWealth can then elect a Board of Trustees that:
– Is truly independent (per ISS’s definition)
– Implements and can describe to shareholders the procedures designed to ensure its independent Trustees can continue to operate independently
– Is accountable to shareholders
– Hires its own independent advisors when necessary
– Systematically sets performance goals for the management team, measures its performance, and holds it accountable for its failures
– Objectively benchmarks its corporate governance policies against peers
– Challenges management’s thinking on material strategic issues when appropriate
Once shareholders take back control of CommonWealth and can choose who should manage their company, the conflict of interest between manager and owner will be eliminated
In short, shareholders can elect an experienced, independent Board charged with being their advocate

Corvex/Related’s Turnaround and Governance Plan
Peaceful Transition of Authority – “Plan A”
To eliminate the already miniscule risks, the Board members could implement the following to protect CommonWealth and its shareholders:
We also point out that the Arbitration Panel will remain available for resolving disputes even after the removal of the Trustees and during the transition to a newly elected Board
While we wholeheartedly dismiss the scare tactics employed by the Portnoys –
that a removal of Trustees will cause the business material harm – we point out that ironically the sitting Board members could easily preclude any of their imagined disruptions from occurring by acting responsibly in advance of a consent solicitation
We have asked the Board to work with Corvex/Related and the Arbitration Panel to implement obvious solutions that address the Board’s professed concerns, but the Board refuses to respond
Agree to allow nominations of replacement Trustees concurrently with the removal of existing
Trustees
Request waivers under existing financing agreements regarding a change in control or arrange for replacement facilities
RMR could remove language or simply agree not to immediately terminate its management of the assets in the event of a change in control

Corvex/Related’s Turnaround and Governance Plan
Disruptive Transition of Authority – “Plan B”
In the event the Trustees are not cooperative in transitioning authority, Related and Corvex, clearly incentivized to minimize disruption as one of CWH’s largest shareholders, have a plan to protect the Company
Shareholders should not be coerced into voting for the current Board out of fear that the existing Trustees will “burn down the house” on the way out the door
Jim Lozier, a 30+ year industry veteran, can be retained to lead CWH on an interim basis
(1)
Mr. Lozier served as co-founder and CEO of the Archon Group L.P., a subsidiary of Goldman Sachs, from its formation in 1996 until 2012
During Mr. Lozier’s tenure at Archon, the company grew from 320 employees to 8,500 employees managing 36,000 assets with a gross value of approximately $59 billion
Archon’s core competencies include the ability to quickly integrate new properties into its operating platform, regardless of the condition of the property or the difficulty of transitioning such properties
CBRE, one of the world’s largest integrated real estate services firms, has agreed to provide interim property management services
(2)
Successfully managed transition of leasing / management services for 1.2 billion square feet of commercial properties in the U.S. over the previous nine years, including transitions done under significant time pressure
Related and Corvex have agreed to purchase up to 51% of the bank debt in order to prevent acceleration of the Company’s debt
(1) Mr. Lozier is providing consulting services to Related in connection with Related’s investment in CommonWealth and has agreed to serve in the role of interim CEO of the
Company on such terms as may be reasonably agreed to by Mr. Lozier and CWH.
(2) CBRE will perform management and leasing services on customary terms to be agreed to in the event CommonWealth’s management agreement with RMR is terminated.

Corvex/Related’s Turnaround and Governance Plan
About Related
Founded in 1972 by Stephen Ross, Related is amongst the most prolific and respected real estate developers, operators and investors in the nation
Owns and operates a portfolio valued at over $15 billion including 5 million square feet of commercial space and over 40,000 apartment units
Over 2,000 employees located in Boston, Chicago, Dallas, Los Angeles, Miami, New York, San
Francisco, Shanghai, Abu Dhabi and Sao Paulo
Experience with portfolios of assets in distressed or hostile situations, including:
- Several assets representing hundreds of millions of dollars in value in contested foreclosure or adversarial bankruptcy proceeding, including acting as agent for court appointed receivers between 2010-2012
- Portfolio of 32 REO properties comprised of 10,000 multifamily units on behalf of GSE
Founded over 40 years ago, Related operates a real estate portfolio valued at over $15 billion today including residential, office, mixed-use, and affordable properties

Corvex/Related’s Turnaround and Governance Plan
About Corvex
Follows an opportunistic approach to investing with a specific focus on equity investments, special situations and distressed securities largely in North America.
Active investing to create asymmetric risk/reward opportunities
Public markets view for fundamental and event-driven investing
Successfully engages with management teams of invested companies
Value-based
investing across the capital structure in situations with clearly identifiable catalysts

Corvex/Related’s Turnaround and Governance Plan
Potential Interim CEO
Mr. Lozier served as co-founder and CEO of the Archon Group L.P., a subsidiary of Goldman
Sachs, from its formation in 1996 until 2012
Archon is an international real estate services and advisory company based in Dallas, TX
During Mr. Lozier’s tenure at Archon, the company grew from 320 employees to 8,500 employees managing 36,000 assets with a gross value of approximately $59 billion
Archon underwrote, acquired and asset managed real estate and real estate debt for
Goldman Sachs with a concentration in office, multi-family and limited service hospitality
Prior to the formation of Archon, Mr. Lozier was an employee of the J.E. Robert Company and had been responsible for managing the GS / JER joint venture for two years. Mr. Lozier directed the acquisition efforts of the joint venture between GS and JER from 1991-1995
Mr. Lozier could serve as interim CEO until the new Board decides to hire a permanent CEO. As interim CEO, he would focus on transition of management services, continuity of financial reporting, and building out a permanent management team
Related/Corvex have identified a potential interim CEO, Jim Lozier, to help transition CWH to internal management
Mr. Lozier is a 30+ year real estate industry veteran with impeccable credentials who has created significant value for equity holders during his career

Corvex/Related’s Turnaround and Governance Plan
About CBRE
CBRE Asset Services group provides property management, financial reporting and construction management to clients
CBRE
(1)
employs 42,000+ people in 430+ offices and manages more than 3.3 billion square feet of commercial property and corporate facilities across the globe
Successfully managed transition of leasing / management services for 1.2 billion square feet of commercial properties in the U.S. over the previous nine years, including transitions done under significant time pressure
(1) Employees, offices, and square footage under management includes CBRE affiliate offices.
CBRE, the world’s largest commercial real estate services firm, has agreed to provide interim property management and leasing services to the CWH portfolio as necessary

57 V. Highly Qualified Nominees

Highly Qualified Nominees
Truly Independent
James Corl
Managing Director and Head of Real Estate, Siguler Guff & Company
James Corl has been a Managing Director at Siguler Guff & Company since 2009, and is the Head of Real Estate. Mr. Corl oversees the
Firm’s real estate investment activities, setting investment strategy, designing and constructing the portfolio, identifying potential investments, and negotiating investment terms and conditions. Prior to joining Siguler Guff, Mr. Corl spent 13 years in the REIT investment industry, most recently as Chief Investment Officer for all of the real estate activities of Cohen & Steers, Inc., a leading investor in global real estate securities. While at Cohen & Steers, Inc., Mr. Corl was directly responsible for over $30 billion of client assets invested in mutual funds and institutional separate accounts around the world. As an Associate with the Real Estate Investment Banking group at Credit Suisse First Boston, Mr. Corl was involved in acquiring portfolios of non-performing loans and distressed real estate assets for CSFB’s Praedium Real Estate Recovery Fund, as well as restructuring troubled real estate companies as publicly traded
REITs.
Edward Glickman
Executive Director, Center for Real Estate Finance Research, New York University Stern School of Business
Clinical Professor of Finance, New York University Stern School of Business
Executive Chairman, FG Asset Management US
Senior Advisor, Econsult Solutions, Inc.
Edward Glickman is the Executive Director of the Center for Real Estate Finance Research and Clinical Professor of Finance at New York
University Stern School of Business, and has been a Professor at the Stern School of Business since 2006. Mr. Glickman is also currently the Executive Chairman of FG Asset Management US, an alternative asset manager serving Korean investors, and is a Senior Advisor for
Econsult Solutions, Inc., an econometric consulting firm. From 2004 to 2012 Mr. Glickman served as President and Chief Operating
Officer of the Pennsylvania Real Estate Investment Trust, where he oversaw all operating functions and was a member of its Board of
Trustees. Mr. Glickman has more than 30 years of experience in the real estate and financial services industry having been previously employed by The Rubin Organization, Presidential Realty Corporation, Shearson Lehman Brothers and Smith Barney. Mr. Glickman is a
Fellow of the Royal Institute of Chartered Surveyors, a Certified Treasury Professional and a Registered Securities Principal.

Highly Qualified Nominees
Truly Independent (cont.)
Peter Linneman
Emeritus Albert Sussman Professor of Real Estate, University of Pennsylvania, Wharton School of Business
Principal, Linneman Associates
Principal, American Land Funds
From 1979 to 2011, Dr. Linneman was a Professor of Real Estate, Finance and Public Policy at the University of Pennsylvania, Wharton
School of Business and is currently an Emeritus Albert Sussman Professor of Real Estate there. Dr. Linneman is currently a principal of
Linneman Associates, a real estate advisory firm, and a principal of American Land Funds, a private real estate acquisition fund. For more than 35 years he has advised leading corporations and served on over 20 public and private boards, including serving as Chairman of
Rockefeller Center Properties, where he led the successful restructuring and sale of Rockefeller Center in the mid-1990s. Dr. Linneman has won accolades from around the world, including PREA’s prestigious Graaskamp Award for Real Estate Research, Wharton’s Zell-
Lurie Real Estate Center’s Lifetime Achievement Award, Realty Stock Magazine’s Special Achievement Award, and has been named
“One of the 25 Most Influential People in Real Estate” by Realtor Magazine and was included in The New York Observer’s “100 Most
Powerful People in New York Real Estate.”
Jim Lozier
Co-founder and former CEO, Archon Group L.P.
Jim Lozier served as co-founder and CEO of Archon Group L.P. from its formation in 1996 until 2012. Archon, a wholly owned subsidiary of
Goldman Sachs, is a diversified international real estate services and advisory company that under Mr. Lozier’s leadership managed 36,000 assets with a gross value of approximately $59 billion and over 8,500 employees in offices located in Washington D.C.,
Los Angeles, Dallas, Boston, Asia and Europe. Prior to the formation of Archon, Mr. Lozier was an employee of the J.E. Robert Company and was responsible for managing the Goldman Sachs/J.E. Robert joint venture for two years. Mr. Lozier directed the acquisition efforts of the joint venture between GS and JER from 1991-1995. Jim has served on the Board of Directors of Dallas CASA (Court Appointed Special
Advocates for Children) since 1999, and currently is on the Executive Committee and is heading CASA’s capital campaign.

Highly Qualified Nominees
Truly Independent (cont.)
Kenneth Shea
President, Coastal Capital Management LLC
Kenneth Shea is the President of Coastal Capital Management LLC, an affiliate of Coastal Development, LLC, a New York-based privately-held developer of resort destinations, luxury hotels and casino gaming facilities. Prior to joining Coastal in September 2009, from
July 2008 to August 2009, Mr. Shea was a Managing Director for Icahn Capital LP, where Mr. Shea had responsibility for principal investments in the gaming and leisure industries. From 1996 to 2008, Mr. Shea was employed by Bear, Stearns & Co., Inc., where he was a Senior Managing Director and global head of the Gaming and Leisure investment banking department. At Bear, Stearns, Mr. Shea played an active role on over $55 billion of M&A and capital raising transactions for many of the leading public companies in the gaming and leisure sector including Harrah’s Entertainment, Inc., Station Casinos Inc., Penn National Gaming Inc., Las Vegas Sands Corp., Wynn
Resorts Ltd., and Carnival Corp. Mr. Shea currently serves on the board of directors of CVR Refining, LP.

61 VI. Valuation Update

Valuation Update
Intensive Due Diligence Continues…
Based on repeated feedback from tenants, brokers and owner/operators across CWH’s markets regarding their experience with RMR, we believe:
Many leasing brokers representing tenants across CWH’s markets steer tenants away from RMR-managed properties because of a lack of attention from RMR personnel
RMR often fails to execute simple asset and property management functions, such as responding to tenant work requests, and challenging real estate tax assessments
“Blake Schreck, president and economic development director for the Lenexa Chamber of
Commerce, didn't sound unhappy about Southlake Technology Park changing hands. He echoed multiple local commercial real estate brokers, who indicated that CommonWealth's slow response to requests for lease proposals from prospective tenants had likely cost the
933,0000-square-foot office park deals and contributed to its 48 percent occupancy rate.”
Kansas City Business Journal, October 23, 2013
Over the past six months, representatives from Corvex and/or Related have independently performed detailed site visits on approximately 85% of the portfolio

Valuation Update
Where Are The Employees?
RMR employees service assets for CWH in addition to other RMR-managed public REITs
(SIR, GOV, HPT, SNH) as well as the Portnoys’ privately owned real estate, all of which encompass office, retail, hospitality, senior housing, land and other property types
It appears that the leasing staff is too small, resources are spread too thin, and a true asset management department is non-existent
The majority of, if not all, leases from CWH, SIR, HPT, SNH and GOV are processed through the CWH’s headquarters office for review, approval and negotiation
There appears to be little delegation to local RMR representatives, creating a substantial bottleneck that leads to very slow response times
It appears that staffing is maintained at deficient levels in order to maximize profit margins for
RMR at the expense of CWH shareholders
Clearly, assets that are suffering from such poor management should only be sold after first maximizing value for CWH shareholders
Opportunistic funds with expensive capital (such as Oaktree Capital and Garrison
Investment Group) were among the largest buyers of assets in the last round of CWH dispositions
We believe there are too few employees spread over too many assets and product types:

Valuation Update
Significant Operational Upside
We are confident that misaligned incentives at the corporate level have translated into underperforming run rate NOI
In our opinion, properties can achieve our estimate of stabilized NOI within 24-36 months of installing an effective management team whose incentives are aligned with shareholders
Furthermore, we believe that measurable progress can begin within several months of initiating a repositioning program with progress reports communicated to shareholders in real time
The cost to shareholders of a severely conflicted external management structure was self-evident during our work in the field

Plus: Management Fee Savings

Valuation Update
NAV Components
(1) Properties classified as “Held for Sale” and “Discontinued
Operations” are per CWH’s SEC filings.
(2) Estimate based upon Related’s expertise and knowledge of the real estate market and having considered factors such as size and location of CWH’s real estate portfolio as well as
estimates from and discussions with CBRE regarding the
potential extension of management services for CWH.
Source: 10-Q, 9/30/2013, adjusted for subsequent asset sales.
Related performed a bottoms-up
real estate analysis on a property-
by-property basis
We believe our estimate of stabilized
NOI is supported by our extensive field
due diligence
We find support for cap rate
assumptions and price per foot
valuations from:
Implied cap rates of CWH’s
public peers
Analysis of private market
transactions in local markets
CWH management’s own
published valuation of key
assets
Cap rate surveys published by
national brokerage firms
NAV Methodology
(In millions, except PSF and per share amounts)
Continuing Held for
Operations
Sale
(1)
Total
In-Place NOI $443 $46 $489
8 2 10
Plus: Stabilization Improvement 14 16 29
As-Stabilized NOI $465 $63 $528
Cap Rate 7.3% 8.7% 7.5%
As-Stabilized Value $6,346 $731 $7,077
Plus: Australia Assets Held at Book Value 95 0 95
Plus: Potential Development Assets 34 0 34
Concluded Value $6,475 $731 $7,205
Less: Stabilization Costs (170) (82) (252)
Concluded Value $6,305 $649 $6,953
$PSF $168 $76 $151
NAV Calculation PF 9/30/13
Concluded Value $6,953
Stake in SIR (as of 1/29/14) 598
Cash 360
Other Current Assets, Net 54
Total Asset Value $7,965
Less:
Unsecured Revolving Credit Facility ($334)
Unsecured Term Loan (500)
Unsecured Notes (1,361)
Mortgage Notes Payable (920)
Series D Preferred Stock (380)
Series E Preferred Stock (275)
Total Debt + Preferred stock ($3,769)
Net Asset Value $4,196
Shares Outstanding 118
NAV / Share $35.44
(2)

Valuation Update
2-Year Forward Share Price Analysis
The illustrative roll-forward analysis below demonstrates the potential to drive substantial value creation through thoughtful capital allocation strategies
CWH could close the gap between its stock price and NAV by using excess cash flow and/or proceeds from non-core asset sales to buy back stock at prices below NAV
Analysis assumes stabilized NOI remains flat, ie, no market growth in the office sector
(in millions, except per share amounts) 2013E 2014E 2015E
Estimated CAD $150.0 Stabilized Cash NOI (after Non-Core Asset Sales) $483.0 lower than consensus due to asset sales Cap Rate Assumed 7.50%
Implied CWH TEV $6,440.0
Business Mgmt. Fees Savings $11.0 CWH Pro forma Net Debt (Net of SIR, Cash, other assets) 1,973.3
Property Mgmt Fees Savings 10.0 Preferred Equity 655.0
Incremental CAD $21.0 Implied CWH Equity Value $3,811.7
Reduction in Interest-Bond Tender 10.2 Implied CWH Share Price, 12/31/15 $40.13
Adjusted CAD $181.2 $181.2 $181.2 % Change to Current 88.4%
Memo: Shares Outstanding 95.0
Current Quarterly Dividend $0.25 $0.25
Avg. Shares Outstanding 111.9 100.3 Implied CWH Share Price
Annual Dividends Paid $111.9 $100.3 Non-Core Asset Sales/year
$40.13 $0.0 $150.0 $300.0 $450.0 $600.0
2014E 2015E 7.00% $43.11 $43.95 $44.97 $46.21 $47.76
CAD after Dividends Paid $69.3 $81.0 Cap 7.25% 40.83 41.57 42.46 43.56 44.92
Non-Core Asset Sales 300.0 300.0 Rate 7.50% 38.70 39.35 40.13 41.08 42.27
Divested NOI (11.3) (33.8) 7.75% 36.71 37.27 37.94 38.76 39.79
Share Repurchases $358.1 $347.2 8.00% 34.84 35.32 35.89 36.59 37.47
Share Repurchase Price Assumed $28.00 $33.00
% Premium to Current Price 18.7% 39.9% % Change to Current Share Price
Non-Core Asset Sales/year
Shares Repurchased 12.8 10.5 $0.0 $150.0 $300.0 $450.0 $600.0
% of Shares Outstanding (Current) 10.8% 8.9% 7.00% 102.4% 106.4% 111.1% 117.0% 124.2%
Cap 7.25% 91.7% 95.2% 99.4% 104.5% 110.9%
Beginning Shares 118.3 105.5 Rate 7.50% 81.7% 84.7% 88.4% 92.9% 98.5%
Ending Shares 105.5 95.0 7.75% 72.3% 75.0% 78.1% 82.0% 86.8%
Avg. Shares Outstanding 111.9 100.3 8.00% 63.6% 65.8% 68.5% 71.8% 75.9%

Valuation Update
Public Peer Analysis
Our weighted average cap rate for the continuing operations portfolio is 7.3% vs. the public peer average of 6.7% despite CWH having a higher percentage of CBD/urban infill assets
See footnotes on page 74.
(7)
(7)
(7)
(7)
(7)
(6)
(6)
(6)
(6)
(6)
CommonWealth
(NAV)
(1)
CommonWealth
(Current price)
Peer Avg. Brandywine
Parkway
(2)
Highwoods
(3)
Piedmont Cousins
Share price $35.51 $23.59 $14.05 $17.71 $36.42 $16.52 $10.45
Implied cap rate
(4)
7.3% 9.1% 6.7% 7.0% 6.2% 6.9% 6.7% 6.6%
TEV / SF $208 $170 $200 $187 $246 $167 $212 $186
% CBD / urban infill 66.6% 62.1% 46.7% 27.7% 70.8% 20.0% 64.2% 51.0%
Avg gross rent $PSF $20.34 $18.62 $23.46 $23.28 $24.27 $21.36 $26.85 $21.54
Top 5 Markets
(5)
Chicago Philadelphia Suburbs Houston Raleigh Washington, D.C. Atlanta
% of total rent / NOI 12.7% 28.4% 34.7% 18.8% 22.8% 48.0%
Avg gross rent $PSF $22.06 N/A $22.27 $20.23 $34.48 N/A
Philadelphia Philadelphia CBD Charlotte Atlanta New York Houston
% of total rent / NOI 11.9% 24.6% 14.0% 15.0% 16.4% 30.0%
Avg gross rent $PSF $28.30 N/A $24.61 $25.79 $33.22 N/A
Austin Metropolitan DC Atlanta Nashville Chicago Austin
% of total rent / NOI 6.8% 20.6% 10.2% 13.5% 12.5% 5.0%
Avg gross rent $PSF $17.44 N/A $25.83 $25.57 $27.03 N/A
Indianapolis
New Jersey / Delaware
Jacksonville Tampa Minneapolis Dallas
% of total rent / NOI 4.2% 9.1% 10.2% 12.5% 7.5% 4.0%
Avg gross rent $PSF $22.48 N/A $20.94 $18.74 $27.80 N/A
Denver Austin Phoenix Richmond Boston Birmingham
% of total rent / NOI 4.0% 6.7% 7.4% 10.1% 6.6% 3.0%
Avg gross rent $PSF $27.89 N/A $26.00 $18.94 $25.09 N/A

333 108th Avenue NE

17th Street Plaza

111 River St.

701 Poydras St.

	Year Acquired	Sq. Ft.	Occupancy[1]	Acquisition Cap Rate[2]	Historical Investment	Current Estimated Value[3]	Current Estimated Value vs. Historical Investment
333 108th Avenue NE *Bellevue, WA* *20-story Class A office tower*	2009	416,503	100.0%	9.7%	$169mm	$253mm	1.5x
17th Street Plaza *Denver, CO* *33-story Class AA office tower*	2009	672,465	87.7%	9.8%	$140mm	$226mm	1.6x
111 River Street *Hoboken, NJ* *13-story Class A office building*	2009	521,410	98.0%	10.5%	$147mm	$249mm	1.7x
600 West Chicago *Chicago, IL* *8-story mixed use Class A office building*	2011	1,510,707	98.2%	8.1%	$399mm	$409mm	1.0x
701 Poydras Street *New Orleans, LA* *51-story Class A office tower*	2011	1,256,971	91.5%	10.1%	$105mm	$137mm	1.3x
185 Asylum Street *Hartford, CT* *39-story Class A office tower*	2012	868,395	98.7%	9.6%	$103mm	$117mm	1.1x

CommonWealth REIT

Source: Company filings.
(1) Occupancy as of 12/31/2012.
(2) Based on in-place NOI, including straight line rents, at time of acquisition.
(3) Based on management's estimates.

RELATED CORVEX

Valuation Update
How We Stack Up Against Management’s Estimate of Value
Related/
Corvex
Value
$248MM
$236MM
$194MM
$366MM
$110MM
$113MM
$1,267mm
$1,391mm
(1) CWH Investor Presentation, April 22, 2013.
(2) Based on concluded value of approximately $7.1BN.
Our valuation is $124 million lower than management’s own
estimates
(1)
of value on nearly 20% of the portfolio
(2)
, pointing to
the reasonableness of our $35 per share NAV estimate

Valuation Update
Portfolio Concentration – Top 10 Markets
The Top 10 markets, by concluded value, account for over 50% of the value of the entire portfolio
(1)
(1) Excludes Australia and land in Austin.
Our weighted average cap rate for the Top 10 markets in CWH’s portfolio is 6.8% while the average implied cap rate of the public peers is 6.7%
Given that the portfolio of assets in CWH’s Top 10 markets are comparable or superior to the full portfolios of the average public peer, we believe our weighted average cap rate compares favorably
NOI Concluded Concluded % Concluded
# City ($MM) Cap Rate Value ($MM) Value ($PSF) Value
1 Chicago $63 7.2% $865 $204.32 12.4%
2 Philadelphia $67 7.0% $851 $185.13 12.2%
3 Austin $36 7.0% $511 $202.01 7.3%
5 Bellevue $19 5.6% $330 $500.02 4.7%
4 Denver $21 6.8% $312 $338.40 4.5%
6 Indianapolis $22 7.5% $287 $169.40 4.1%
7 Hoboken $12 6.0% $194 $371.33 2.8%
8 Boca Raton $12 7.0% $172 $268.60 2.5%
9 Washington D.C. $9 5.1% $156 $364.70 2.2%
10 Milwaukee $11 7.6% $141 $173.92 2.0%
Top 10 Markets $271 6.8% $3,817 $229.93 54.9%

Valuation Update
Portfolio Concentration – Top 20/Top 50 Assets
CWH’s entire portfolio has approximately 305 properties but only 50 of these assets account for almost 80% of total portfolio value
(1) Based on Company Filings.
Top 20 Assets
The Top 20 assets, by concluded
value, account for over 55% of the
value of the portfolio, or over 60% if
assets held in discontinued
operations are excluded
Top 50 Assets
The Top 50 assets, by concluded
value, account for nearly 80% of the
value of the portfolio, or nearly 90%
if assets held in discontinued
operations are excluded
We believe CWH’s Top 20 assets represent a portfolio of comparable or superior quality relative to the full portfolios of CWH’s public peers yet we value CWH’s Top 20 assets at a weighted average cap rate of 7.1% while the average public peer trades at an implied cap rate of 6.7%
Subset
Reported
Occupancy
Net Rentable
Area
As-Stabilized
NOI ($MM)
Cap Rate
Concluded
Value ($MM)
Concluded
Value PSF
% of Concluded
Value
Top 20 Assets 91.3% 18,380,734 $285 7.1% $3,926 $213.61 56.5%
Top 50 Assets 90.3% 27,521,106 403 7.2% 5,477 199.00 78.8%
Other Continued Operations 87.5% 9,875,136 62 8.3% 828 83.87 11.9%
Total Continued Operations 89.5% 37,396,242 $465 7.3% $6,305 $168.59 90.7%
Total Discontinued Operations
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71.3% 8,502,942 63 8.7% 649 76.27 9.3%
Total 86.2% 45,899,184 $528 7.5% $6,953 $151.49 100.0%

Valuation Update
Chicago Portfolio
CWH’s Chicago assets account for roughly 12% of the portfolio’s total value
Recent Transactions
120 S. Riverside
Nov-13
$264 PSF
6.3% cap rate
111 W. Jackson
Dec-13
$237 PSF
6.5% cap rate
300 S. Wacker
Aug-13
$220 PSF
6.3% cap rate
“While core cap rates are hovering around 6.0%, it should be noted that in three of five cases core office cap rates dipped below
6.0% in 2013.”
CBRE Chicago Downtown Office MarketView Q4 2013
625 N. Michigan
Jun-13
$316 PSF
6.0% cap rate
Source: Comparable data comes from CBRE, HFF and MBReal Estate
We believe our 7.2% weighted average cap rate and
weighted average value per square foot of $204 compare
favorably to recent transaction comparables in the market
place
City NOI ($MM) Cap Rate
Concluded
Value ($MM)
Concluded
Value PSF
Chicago Assets $63 7.2% $865 $204.32

Valuation Update
Philadelphia Portfolio
CWH’s Philadelphia assets account for roughly 13% of the portfolio’s total value
Recent Transactions
1500 Spring Garden
Oct-13
$171 PSF
6.99% cap rate
Commerce Sq I & II
Dec-13
$175 PSF
6.5% cap rate
“This transaction enables us to acquire two of Philadelphia's Trophy-
class CBD properties [(Commerce Sq I and II)] at a significant discount to replacement cost.”
Gerard H. Sweeney, President and CEO of Brandywine
2000 Market
Mar-13
$165 PSF
7.0% cap rate
Source: Comparable data comes from CBRE, HFF and MBReal Estate
We believe our 7.0% weighted average cap rate and
weighted average value per square foot of $185 compare
favorably to recent transaction comparables in the market
place
City NOI ($MM) Cap Rate
Concluded
Value ($MM)
Concluded
Value PSF
Philadelphia Assets $67 7.0% $851 $185.13

Valuation Update
By Asset Type and Vintage
Over 60% of CWH’s assets are located in CBD locations or close to 70% if assets held in discontinued operations are excluded
Portfolio Summary - by Property Type
($ and SF in millions, except PSF)
# of Cap Concluded Concluded
Property Type Properties SF Rate NOI Value Value PSF
Office - CBD 52 22.0 7.2% $314 $4,215 $192
Office - Suburban 188 17.2 7.8% 184 2,256 131
Industrial 47 6.0 8.4% 21 344 57
Other 18 0.8 8.7% 9 138 179
Portfolio 305 45.9 7.5% $528 $6,953 $151
Portfolio Summary - by Vintage
($ and SF in millions, except PSF)
# of Cap Concluded Concluded
Vintage Properties SF Rate NOI Value Value PSF
Prior to 2000
70 9.6 7.1% $129 $1,689 $177
2000 - 2005 97 11.3 7.8% 101 1,248 110
2006 - 2008 70 7.9 8.4% 60 688 87
2009 - 2011 62 12.6 7.3% 180 2,538 201
Since 2012
6 4.5 7.3% 58 790 175
Portfolio 305 45.9 7.5% $528 $6,953 $151

Valuation Update
Footnotes
Footnotes to p. 67
Per estimates from Related.  Implied cap rate, TEV/SF, % CBD/urban infill, Avg gross rent $PSF, and Top 5 Market data include continuing operations only.
Pro forma for acquisition of Thomas Properties Group.
Highwoods data excludes industrial and retail.
Per Greenstreet Advisors, except for CWH. CWH implied cap rates are based on stabilized NOI of $528 million.
% of total for top 5 markets represents nine months ended 9/30/2013.
Parkway only discloses rent by market.
Parkway rent per square foot for individual markets as of 12/31/2012.
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Source: Company filings, Factset, SNL, Greenstreet Advisors
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